UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 24, 2006

FIDELITY NATIONAL TITLE GROUP, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	001-32630 (Commission File Number)	86-0498599 (IRS Employer Identification No.)

601 Riverside Avenue Jacksonville, Florida (Address of principal executive offices)		32204 (Zip code)
Registrant’s telephone number, including area code: (904) 854-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 i

Item 1.01. Entry into a Material Definitive Agreement
Employment Agreements
     On October 24, 2006, Fidelity National Title Group, Inc., a Delaware corporation (“FNT”), entered into a three-year employment agreement with William P. Foley, II, to serve as FNT’s Chief Executive Officer, with a provision for automatic annual extensions beginning on the first anniversary of the effective date and continuing thereafter unless either party provides timely notice that the term should not be extended. Under the terms of the agreement, Mr. Foley will receive an annual base salary of $500,000, with an annual cash bonus opportunity equal to 250% of his annual base salary for achieving targeted results, with higher or lower amounts payable depending on performance relative to those targets. In the event of a termination of Mr. Foley’s employment by FNT for any reason other than cause or disability, or in the event of a termination by Mr. Foley for good reason or for any reason during the 6-month period immediately following a change in control, he will receive (i) any accrued obligations, (ii) a prorated annual bonus, (iii) a lump-sum payment equal to 300% of the sum of his (x) annual base salary and (y) the highest annual bonus paid to him within the 3 years preceding his termination, (iv) immediate vesting and/or payment of all FNT equity awards, and (v) continued receipt of life and health insurance benefits for a period of 3 years, reduced by comparable benefits he may receive from another employer. The agreement expressly provides that no event or transaction which is entered into, is contemplated by, or occurs as a result of the amended and restated securities exchange and distribution agreement (the “Amended SEDA”) between FNT and Fidelity National Financial, Inc. (“FNF”) or the merger agreement between FNF and Fidelity National Information Services, Inc. (“FIS”) will constitute a change in control under the agreement.
     On October 24, 2006, FNT also entered into three-year employment agreements, with provisions for automatic annual extensions, with each of Alan L. Stinson, Raymond R. Quirk, Brent B. Bickett, Peter T. Sadowski, and Michael L. Gravelle. Mr. Stinson and Mr. Quirk will serve as Co-Chief Operating Officers of FNT, Mr. Bickett was serve as FNT’s President, Mr. Sadowski will serve as FNT’s Executive Vice President and General Counsel, and Mr. Gravelle will serve as FNT’s Executive Vice President, Legal.
     Under the terms of their respective employment agreements, each of Messrs. Stinson, Quirk, Bickett, Sadowski, and Gravelle will be paid the following annual base salary: Mr. Stinson $300,000, Mr. Quirk $700,000, Mr. Bickett $300,000, Mr. Sadowski $444,000, Mr. Gravelle $200,000. The executives will also be provided with an annual cash bonus opportunity equal to the following percentage of their annual base salary for achieving targeted results, with higher or lower amounts payable depending on performance relative to those targets: Mr. Stinson 150%, Mr. Quirk 150%, Mr. Bickett 150%, Mr. Sadowski 150%, Mr. Gravelle 75%. In the event of a termination of the executive’s employment by FNT for any reason other than cause or disability, or in the event of a termination by the executive for good reason, the executive will receive (i) any accrued obligations, (ii) a prorated annual bonus, (iii) a lump-sum payment equal to 200% of the sum of the executive’s (x) annual base salary and (y) the highest annual bonus paid to the executive within the 3 years preceding his termination, (iv) immediate vesting and/or payment of all FNT equity awards, and (v) continued receipt of life and health insurance benefits for a period of 3 years, reduced by comparable benefits he may receive from another employer. The employment agreements expressly provide that no event or transaction which is entered into, is contemplated by, or occurs as a result of the Amended SEDA between FNT and FNF or the merger agreement between FNF and FIS will constitute a change in control under the agreements.
Conversion of FNF Options to FNT Options
     Pursuant to the terms of the Amended SEDA, on October 24, 2006, certain FNF stock options and restricted stock awards held by employees and directors of FNT and its affiliates were replaced with FNT stock options and restricted stock awards granted under the omnibus plan. The replacement stock options and restricted stock awards are subject to the same general terms and conditions as the FNF options and restricted stock awards, but with equitable adjustments made to the exercise prices and the number of shares underlying the options, and the number of shares subject to the restricted stock awards, to reflect the difference in value of FNF and FNT common stock. All such grants vest on a change in control of FNT.

     The following table describes the material terms of the FNT stock options that replace FNF stock options previously held by Mr. Foley, Mr. Bickett, Mr. Stinson, Mr. Park, Mr. Sadowski, Mr. Quirk, Mr. Gravelle, Mr. Jewkes, Ms. Meinhardt, Mr. Abbinante, Mr. Willey, Mr. Ammerman, Mr. Davis, Mr. Farrell, Mr. Hagerty, Mr. Heasley, Mr. Lane, Mr. Lyon and Mr. Thompson:

						Date unexercisable
	Grant	Number of Shares	Exercise	Exercisable	Unexercisable	options will become	Expiration
Name	Date(1)	Subject to Option	Price	(Number of Shares)	(Number of Shares	exercisable	Date
Foley, II, William P.	8/19/2005	293,077	$17.67	—	293,077	8/19/2008	8/19/2013
Foley, II, William P.	10/15/2004	732,692	$16.65	366,346	366,346	10/15/2007	12/16/2012
Bickett, Brent	8/19/2005	109,904	$17.67	36,635	73,269	8/19/2008	8/19/2013
Bickett, Brent	10/15/2004	164,856	$16.65	109,904	54,952	10/15/2007	12/16/2012
Stinson, Alan L.	8/19/2005	109,904	$17.67	36,635	73,269	8/19/2008	8/19/2013
Stinson, Alan L.	10/15/2004	164,856	$16.65	109,904	54,952	10/15/2007	12/16/2012
Park, Anthony	1/12/1998	13,370	$4.99	13,370	—	n/a	1/12/2008
Park, Anthony	12/23/2002	16,079	$8.26	16,079	—	n/a	12/23/2012
Park, Anthony	2/21/2002	22,107	$5.60	22,107	—	n/a	2/21/2012
Park, Anthony	4/16/2001	36,479	$4.80	36,479	—	n/a	4/16/2011
Park, Anthony	9/10/2004	58,469	$12.77	38,980	19,489	9/10/2007	9/10/2012
Park, Anthony	8/3/2001	20,018	$2.66	20,018	—	n/a	8/3/2011
Sadowski, Peter T.	8/19/2005	87,922	$17.67	29,309	58,613	8/19/2008	8/19/2013
Sadowski, Peter T.	12/23/2002	33,502	$8.26	33,502	—	n/a	12/23/2012
Sadowski, Peter T.	10/15/2004	219,808	$16.65	146,540	73,269	10/15/2007	12/16/2012
Sadowski, Peter T.	12/23/2002	4,449	$6.56	4,449	—	n/a	12/23/2012
Quirk, Raymond R.	2/21/2002	110,541	$5.60	110,541	—	n/a	2/21/2012
Quirk, Raymond R.	12/23/2002	140,690	$8.26	140,690	—	n/a	12/23/2012
Quirk, Raymond R.	10/15/2004	329,712	$16.65	219,808	109,904	10/15/2007	12/16/2012
Gravelle, Michael	5/31/2006	24,793	$20.92	—	24,793	5/31/2009	5/31/2016
Gravelle, Michael	9/10/2004	21,925	$12.77	14,618	7,308	9/10/2007	9/10/2012
Jewkes, Roger	9/10/2004	68,213	$12.77	—	68,213	9/10/2007	9/10/2012
Meinhardt, Erika	2/21/2002	34,001	$5.60	34,001	—	n/a	2/21/2012
Meinhardt, Erika	12/23/2002	60,295	$8.26	60,295	—	n/a	12/23/2012
Meinhardt, Erika	9/10/2004	233,875	$12.77	155,917	77,958	9/10/2007	9/10/2012
Abbinante, Christopher	12/23/2002	66,993	$8.26	66,993	—	n/a	12/23/2012
Abbinante, Christopher	9/10/2004	233,875	$12.77	155,917	77,958	9/10/2007	9/10/2012
Abbinante, Christopher	4/25/2001	12,769	$4.01	12,769	—	n/a	4/25/2011
Willey, Frank P.	10/15/2004	35,719	$16.65	23,813	11,906	9/10/2007	12/16/2012
Willey, Frank P.	12/23/2002	40,196	$8.26	40,196	—	n/a	12/23/2012
Willey, Frank P.	4/16/2001	48,637	$4.80	48,637	—	n/a	4/16/2011
Willey, Frank	4/25/2001	23,220	$4.01	23,220	—	n/a	4/25/2011
Ammerman, Douglas K.	8/19/2005	43,962	$17.67	14,655	29,307	8/19/2008	8/19/2013
Davis, Willie D.	10/15/2004	47,506	$12.52	31,671	15,835	10/15/2007	10/15/2012
Davis, Willie D.	8/3/2001	133,457	$2.66	133,457	—	n/a	8/3/2011
Davis, Willie D.	9/24/2002	8,898	$6.30	8,898	—	n/a	9/24/2012
Davis, Willie D.	11/21/2001	26,691	$3.18	26,691	—	n/a	11/21/2011
Farrell, Jr., John F.	12/23/2002	20,100	$8.26	20,100	—	n/a	12/23/2012
Farrell, Jr., John F.	10/15/2004	47,506	$12.52	31,671	15,835	10/15/2007	10/15/2012
Farrell, Jr., John F.	2/21/2002	44,216	$5.60	44,216	—	n/a	2/21/2012
Farrell, Jr., John F.	4/16/2001	48,637	$4.80	48,637	—	n/a	4/16/2011
Farrell, Jr., John F	4/28/1999	18,188	$2.17	18,188	—	n/a	4/28/2009
Hagerty, Thomas M.	8/19/2005	21,981	$17.67	7,328	14,653	8/19/2008	8/19/2013
Heasley, Philip G.	12/23/2002	6,700	$8.26	6,700	—	n/a	12/23/2012
Heasley, Philip G.	10/15/2004	47,506	$12.52	31,671	15,835	10/15/2007	10/15/2012
Lane, Daniel (Ron) D.	8/19/2005	21,981	$17.67	7,328	14,653	8/19/2008	8/19/2013
Lane, Daniel (Ron) D.	12/23/2002	10,050	$8.26	10,050	—	n/a	12/23/2012
Lane, Daniel (Ron) D.	10/15/2004	23,753	$12.52	15,835	7,918	10/15/2007	10/15/2012
Lane, Daniel (Ron) D.	2/21/2002	22,108	$5.60	22,108	—	n/a	2/21/2012
Lane, Daniel (Ron) D.	4/16/2001	24,318	$4.80	24,318	—	n/a	4/16/2011
Lyon, General William	12/23/2002	20,100	$8.26	20,100	—	n/a	12/23/2012
Lyon, General William	3/23/1999	24,320	$3.01	24,320	—	n/a	3/23/2009
Lyon, General William	10/15/2004	47,506	$12.52	31,671	15,835	10/15/2007	10/15/2012
Lyon, General William	3/19/1998	40,124	$6.05	40,124	—	n/a	3/19/2008
Lyon, General William	2/21/2002	44,216	$5.60	44,216	—	n/a	2/21/2012
Lyon, General William	4/16/2001	48,637	$4.80	48,637	—	n/a	4/16/2011
Lyon, General William	12/22/1999	121,598	$2.89	121,598	—	n/a	12/22/2009
Thompson, Cary H.	8/19/2005	21,981	$17.67	7,328	14,653	8/19/2008	8/19/2013
Thompson, Cary H.	2/21/2002	7,368	$5.60	7,368	—	n/a	2/21/2012
Thompson, Cary H.	4/16/2001	8,104	$4.80	8,104	—	n/a	4/16/2011
Thompson, Cary H.	12/23/2002	10,050	$8.26	10,050	—	n/a	12/23/2012
Thompson, Cary H.	10/15/2004	23,753	$12.52	15,835	7,918	10/15/2007	10/15/2012
Thompson, Cary H.	11/21/2001	6,672	$3.18	6,672	—	n/a	11/21/2011
Thompson, Cary H.	12/23/2002	20,017	$6.56	20,017	—	n/a	12/23/2012
Thompson, Cary H.	9/24/2002	8,898	$6.30	8,898	—	n/a	9/24/2012

[1]	This is the original grant date of the replaced FNF option.
     In addition, as described in FNT’s information statement (Schedule 14C filed with the Securities and Exchange Commission on September 19, 2006) in connection with the Amended SEDA, on October 24, 2006, FNT issued replacement restricted stock to certain individuals in respect of FNF restricted shares they held.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     The description of the material terms of the employment agreement between FNT and Messrs. William P. Foley, II, Alan L. Stinson, Raymond R. Quirk, Brent B. Bickett, Peter T. Sadowski, and Michael L. Gravelle provided in Item 1.01 of this report is incorporated by reference in response to this Item 5.02.
Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Description
10.1	Credit Agreement, dated as of September 12, 2006, with Bank of America, N.A. as Administrative Agent and Swing Line Lender, and the other financial institutions party thereto.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL TITLE GROUP, INC.
Dated: October 30, 2006	By:	/s/ Anthony J. Park
Anthony J. Park
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Credit Agreement, dated as of September 12, 2006, with Bank of America, N.A. as Administrative Agent and Swing Line Lender, and the other financial institutions party thereto.

4